Exhibit 99.2

1 Broadwind | Investor Presentation 2023 First Quarter 2025 Conference Call Presentation May 13, 2025

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of global health concerns on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; v) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (vi) our ability to continue to grow our business organically and through acquisitions ; (vii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (viii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; ( ix ) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (x) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; (xi ) the economy and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) the effects of proxy contests and actions of activist stockholders ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; (xx) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xxi) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE 1Q25 Performance As of May 2025 Strategic asset utilization. Recent growth in new orders should support improved utilization in 2025 Orders grew 5% y/y . Order growth remained above the average level seen over the past two years Continued demand for Industrial Solutions. Orders and backlog reached a record high for the second consecutive quarter Reiterated full - year 2025 financial guidance, positioned to realize operating leverage throughout the year Investment Thesis Building a platform for profitable growth First Quarter 2025 Business Update 100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment, given continued focus on reshoring / onshoring trends Trade tariffs and import restrictions on the US onshore wind power sector to benefit domestic wind tower manufacturers We are successfully reallocating production capacity toward stable, recurring project revenue streams across diverse end - markets Disciplined cost control focus stabilized gross margin and Adjusted EBITDA margin despite dynamic demand conditions $23 million of cash and availability under credit facility as of March 31, 2025, with ratio of net debt to trailing 12 - month Adjusted EBITDA of 1.4x Improving customer activity and operational discipline sets the stage for expanding margins Sustained operational discipline. Lean operational efficiency and expense management supported the Adjusted EBITDA margin during a period of lower demand Positioned to achieve 2025 guidance as order rates continued to grow in 1Q25

CONSOLIDATED FINANCIAL PERFORMANCE

Positioned to drive operating leverage with improving customer activity and operational discipline

Improved demand from the wind market was offset by lower customer demand from the mining, oil & gas and natural gas turbine end-markets, with the product mix primarily weighing on margins

Year-over-year revenue declines in Gearing and Industrial Solutions were partially offset by increased demand for wind repowering adapters in Heavy Fabrications

Gross margin decreased y/y to 11.7% in 1Q25, but increased 45 bps sequentially

Adjusted EBITDA margin was down y/y to 6.4%, but was flat sequentially, despite the unfavorable product mix and supply chain delays

Total Revenue
($MM)


$37.6
$36.8
1Q24
1Q25

Gross Profit
($MM)


$6.6
$4.3
1Q24
1Q25

Adjusted EBITDA
($MM)


$4.2
$2.4
1Q24
1Q25

GAAP Net Income (Loss)
($MM)


$1.5
($0.4)
1Q24
1Q25

Broadwind | Investor Presentation 5

HEAVY FABRICATIONS SEGMENT

First Quarter 2025

Demand from the wind market drove growing revenues and orders

Customer activity in the wind end-market improved in the first quarter as demand for wind towers and wind repowering adapters increased on year-over-year basis

Segment EBITDA margin decreased y/y to 13.7% in 1Q25, due to the increased number of lower margin wind repowering adapters sold. However, the segment EBITDA margin increased ~100 bps sequentially

Orders increased +10.4% y/y to $12.4 million

Segment backlog of $79.3 million at quarter end

Segment Revenue
($MM)



$22.0
$25.2
1Q24
1Q25

Segment EBITDA
($MM)



$3.1
$3.4
1Q24
1Q25

Segment Orders
($MM)



$11.2
$12.4
1Q24
1Q25

Segment Backlog at Quarter-End
($MM)



$120.0
$79.3
1Q24
1Q25

Broadwind | Investor Presentation 6

GEARING SEGMENT

First Quarter 2025

Book-to-bill sets the tone for 2025, as order and backlog activity improved on a sequential basis

Segment book-to-bill of 1.3x, matches the segment peak over the past two years

Orders decreased by 23.8% y/y to $8.0 million in 1Q25, but increased +13.5% sequentially due to demand from a leading OEM of natural gas turbines in the power generation market, resulting from recent investments in leading machine capabilities and quality certifications

Segment revenue declined 28.4% y/y in 1Q25, due to ongoing softness in the mining and oil & gas end-markets

Segment Revenue

($MM)


$8.3
$6.0
1Q24
1Q25

Segment EBITDA

($MM)


$0.7
($0.2)
1Q24
1Q25

Segment Orders

($MM)


$10.4
$8.0
1Q24
1Q25

Segment Backlog at Quarter-End

($MM)


$23.8
$14.7
1Q24
1Q25

Broadwind | Investor Presentation 7

8 Broadwind | Investor Presentation 2023 First Quarter 2025 INDUSTRIAL SOLUTIONS SEGMENT Segment demand drove record orders and backlog for the second consecutive quarter in 1Q25 Demand for natural gas turbine content drove orders and backlog up +38% y/y and +42% y/y, respectively Book - to - bill reached 1.8x, the highest level seen in over three years Revenue decreased to $5.6 million due to supply chain delays and timing of shipments Segment EBITDA decreased to $0.5 million due to a decline in shipments and adding headcount to meet increased volume levels and quality requirements Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $8.0 $5.6 1Q24 1Q25 $7.3 $10.1 1Q24 1Q25 $16.1 $22.9 1Q24 1Q25 $1.9 $0.5 1Q24 1Q25

BALANCE SHEET UPDATE

First Quarter 2025

Leverage and liquidity profiles support strategic long-term growth drivers of the business

Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt-on acquisitions

$22.6 million of cash and availability under credit facility as of 1Q25

Net leverage of 1.4x at March 31, 2025, well within the target range of at or below 2.0x

Cash and LOC Availability at Quarter-End
($MM)



$22.4
$22.6
1Q24
1Q25

Net Debt Outstanding
($MM)



$12.6
$16.7
1Q24
1Q25

Total Net Operating Working Capital
($MM)



$24.3
$28.8
1Q24
1Q25

Total Inventory
($MM)



$37.4
$49.5
1Q24
1Q25

Broadwind | Investor Presentation 9

10 Broadwind | Investor Presentation 2023 Reiterating Full - Year 2025 revenue and Adjusted EBITDA guidance Guidance supported by commercial focus within high - value fabrications markets; continued prioritization of asset optimization and operational discipline Assumes approximately 50% utilization within our Heavy Fabrications facilities in 2025 Expect consistent onshore wind demand through 2026 Total Revenue Range ($MM) Total Adjusted EBITDA Range ($MM) As of May 13, 2025 FULL - YEAR 2025 FINANCIAL GUIDANCE $143.1 $140 $160 2024A 2025E $13.3 $13 $15 2024A 2025E

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW Leading pure - play precision manufacturer serving diverse end - markets with 100% domestic footprint Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for commercial and industrial clients We are one of the leading independent precision manufacturers in the United States Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure across diverse end - markets

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Heavy Fabrications Segment	We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications	58% of 2024 Revenue
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	25% of 2024 Revenue
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	17% of 2024 Revenue

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships



Manitowoc, WI
Tower Manufacturing
Industrial Fabrications Facility



Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility



Cicero, IL
Gear Manufacturing and Gearbox Repair Facility



Pittsburgh, PA
Gearbox Repair and Heat Treat Facility



Sanford, NC
Industrial Solutions and Gearbox Repair Facility

Our customer base

Established OEM Relationships

- SIEMENS Gamesa
- GE
- NORDEX
- Ingersoll Rand
- CATERPILLAR
- KONECRANES

Broadwind | Investor Presentation 13

14 Broadwind | Investor Presentation 2023 INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit Broadwind is prepared to leverage the benefits of the IRA to create shareholder value The IRA serves to materially enhance tower production economics The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit Theoretical annual gross profit benefit to Broadwind $30 million Annual tower production @ 100% utilization (1) 325 towers Average MW per Tower (2) 3.1 avg. MW per tower Total Watts per MW 1,000,000 Cents Per Watt (3) $0.03 per watt Financial benefit of 45x credit per MW (4) $30,000 Average benefit per tower (5) $93,000 (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1

15 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

16 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

17 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net (Loss) Income	$ (370)	$ 1,510
Interest Expense	516	532
Income Tax Provision	36	39
Depreciation and Amortization	1,702	1,596
Share-based Compensation and Other Stock Payments	484	503
Proxy Contest-Related Expenses	-	(10)
Adjusted EBITDA (Non-GAAP)	$ 2,368	$ 4,170

Heavy Fabrications Segment	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net Income	$ 1,717	$ 2,587
Interest Expense	147	89
Income Tax Provision (Benefit)	378	(630)
Depreciation	1,021	911
Share-based Compensation and Other Stock Payments	185	178
Adjusted EBITDA (Non-GAAP)	$ 3,448	$ 3,135

Gearing Segment	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net Loss	$ (961)	$ (35)
Interest Expense	63	54
Income Tax Provision	6	7
Depreciation and Amortization	549	540
Share-based Compensation and Other Stock Payments	99	102
Adjusted EBITDA (Non-GAAP)	$ (244)	$ 668

Industrial Solutions Segment	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net Income	$ 196	$ 1,584
Interest Expense	114	163
Income Tax Provision	13	23
Depreciation and Amortization	114	100
Share-based Compensation and Other Stock Payments	54	50
Adjusted EBITDA (Non-GAAP)	$ 491	$ 1,920

Corporate and Other	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net Loss	$ (1,322)	$ (2,626)
Interest Expense	192	226
Income Tax (Benefit) Provision	(361)	639
Depreciation and Amortization	18	45
Share-based Compensation and Other Stock Payments	146	173
Proxy Contest-Related Expenses	-	(10)
Adjusted EBITDA (Non-GAAP)	$ (1,327)	$ (1,553)

Broadwind | Investor Presentation 18

APPENDIX

Segment-Level Data

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
ORDERS:		
Heavy Fabrications	$ 12,391	$ 11,221
Gearing	7,960	10,446
Industrial Solutions	10,104	7,329
Total orders	$ 30,455	$ 28,996
REVENUES:		
Heavy Fabrications	$ 25,248	$ 22,016
Gearing	5,966	8,337
Industrial Solutions	5,647	7,994
Corporate and Other	(23)	(731)
Total revenues	$ 36,838	$ 37,616
OPERATING INCOME/(LOSS):		
Heavy Fabrications	$ 2,241	$ 2,046
Gearing	(892)	25
Industrial Solutions	330	1,767
Corporate and Other	(1,495)	(1,760)
Total operating income (loss)	$ 184	$ 2,078

Broadwind | Investor Presentation 19

20 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val - adv.com IR CONTACT